EXHIBIT 10.2.8

                           CONSENT AND AMENDMENT NO. 6

                                       TO

                              AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT NO. 6 ("Consent and Amendment") is entered into as of May 16, 1997 by and among BRIDGEPORT MACHINES, INC. ("BMI"), BRIDGEPORT MACHINES LIMITED ("BML") and BRIDGEPORT MACHINES GmbH ("BMG") (BMI, BML and BMG each, a "Borrower" and jointly and severally, the "Borrowers"); IBJ SCHRODER BANK & TRUST COMPANY ("IBJS"), GENERAL ELECTRIC CAPITAL CORPORATION ("GECC") (IBJS AND GECC each, a "Lender" and jointly and severally, the "Lenders"); and IBJS, as agent for the Lenders (in such capacity, the "Agent").

                                   BACKGROUND

                  BMI, BML, Lenders and Agent are parties to an Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 23, 1994, as amended by Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 1995, Consent and Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 31, 1995, an Amended and Restated Consent and Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of June 28, 1995, an Amendment No. 3 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of November 30, 1995, an Amendment No. 4 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of August 2, 1996 and an Amendment No. 5 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of March 21, 1997 (as same may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Lenders provide BMI and BML with certain financial accommodations.

                  Borrowers have requested that Lenders amend certain provisions of the Loan Agreement and consent to the purchase by BMI of up to $2,500,000 of its common stock and Lenders are willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

                  2. Amendments to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below Section 6.7 shall be amended in its entirety to provide as follows:

                      "6.7 Senior Interest Coverage. Cause to be maintained as of the end of each fiscal quarter with respect to the four
                      (4) fiscal quarters then ending Senior Interest Coverage not less than 4.0 to 1.0"

                  3. Consent by Lenders. BMI has advised the Lenders that it desires to repurchase some of its issued and outstanding common stock. Lenders hereby grant their consent to such repurchases by BMI, provided (i) the purchase price for such shares, in the aggregate, does not exceed $2,500,000, (ii) the purchase price for such shares is no greater than the price quoted for such shares on the NASDAQ National Market at the time of such purchase and (iii) at the time of any such purchase no Event of Default shall have occurred and be continuing.

                  4. Conditions Precedent. This Consent and Amendment shall become effective upon receipt by Lenders of four (4) copies of this Consent and Amendment executed by Borrowers.

                  5. Representations and Warranties.

                  (a) Borrowers hereby represent and warrant that as of the date hereof:

                           (i) This Consent and Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                           (ii) Upon the effectiveness of this Consent and Amendment, Borrowers hereby reaffirm their respective covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Consent and Amendment.

                           (iii) No Event of Default or Default has occurred and
                  is continuing or would exist after giving effect to this Consent and Amendment.

                           (iv) Borrowers have no knowledge of any facts which would form the basis for any defense, counterclaim or offset with respect to the Loan Agreement.

                  (b) Lenders hereby represent and warrant that this Consent and Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Lenders and are enforceable against Lenders in accordance with their respective terms.

                  6.       Effect on the Loan Agreement.

                  (a) Upon the effectiveness of this Consent and Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Consent and Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                  7. Governing Law. This Consent and Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                  8. Headings. Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute a part of this Consent and Amendment for any other purpose.

                  9. Counterparts. This Consent and Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same agreement.

                  IN WITNESS WHEREOF, this Consent and Amendment has been duly executed as of the day and year first written above.


                                          BRIDGEPORT MACHINES INC.,
                                          as Borrower and Guarantor

                                                  /s/Yvonne L. Megenis
                                                  --------------------
                                          Name:   Yvonne L. Megenis
                                          Title:  Vice President-Treasurer


                                          BRIDGEPORT MACHINES LIMITED,
                                          as Borrower

                                                  /s/Yvonne L. Megenis
                                                  --------------------
                                          Name:   Yvonne L. Megenis
                                          Title:  Attorney In Fact


                                          BRIDGEPORT MACHINESS, GmbH,
                                          as Borrower

                                                  /s/Yvonne L. Megenis
                                                  --------------------
                                          Name:   Yvonne L. Megenis
                                          Title:  Attorney In Fact


                                          IBJ SCHRODER BANK & TRUST COMPANY,
                                          as Lender and as Agent

                                                  /s/Robert R. Wallace
                                                  --------------------
                                          Name:   Robert R. Wallace
                                          Title:  Vice President


                                          GENERAL ELECTRIC CAPITAL CORPORATION
                                          as Lender

                                                  /s/ Martin Greenberg
                                                  --------------------
                                          Name:   Martin Greenberg
                                          Title:  Vice President